Income taxes	6 Months Ended
Apr. 30, 2019
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Income taxes
Note 8 Income taxes

Tax examinations and assessments

During the second quarter, we received proposal letters (the Proposals) from the Canada Revenue Agency (CRA), in respect of the 2014 taxation year, which suggests that Royal Bank of Canada owes additional taxes of approximately $295 million as the tax deductibility of certain dividends was denied on the basis that they were part of a “dividend rental arrangement”. This amount represents the maximum additional tax owing for that year. The Proposals are consistent with the previously received proposal letters and reassessments, which were described in Note 22 of our 2018 Annual Consolidated Financial Statements.

During the first quarter, we received reassessments that are consistent with the previously received proposal letters from the CRA in respect of the 2013 and 2012 taxation years.

In all cases, we are confident that our tax filing position was appropriate and intend to defend ourselves vigorously.